                        SECURITIES AND ECHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)      JUNE 1, 1998
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                               ALPHA MICROSYSTEMS
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               (Exact name of registrant as specified in charter)



    CALIFORNIA                          0-10558       95-3108178
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    (State or other jurisdiction      (Commission     (IRS Employer
    of incorporation)                File Number)     Identification No.)



             2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA 92704
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                 (Address of principal executive offices)   (Zip Code)



     Registrant's telephone number, including area code       (714) 957-8500
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        Attached hereto as Exhibit 99, is a Press Release announcing ING Equity Partners II, L.P. proposed investment in Alpha Microsystems.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibits:  The following is included with this report:

        Item                                                     Exhibit No.
        ----                                                     -----------
        Press Release                                                 99

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 1, 1998                         ALPHA MICROSYSTEMS

                                             By:       /s/ Douglas J. Tullio
                                                  ------------------------------
                                                  Douglas J. Tullio
                                                  President and Chief Executive
                                                  Officer